EXHIBIT 32.1

STATEMENT OF CHIEF EXECUTIVE OFFICER OF

FLUID SOLUTIONS, INC.

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Fluid Solutions, Inc. (the “Company”) on Form 10-K for the period ending December 31,  2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Golomazos, the Chief Financial Officer and of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such annual report on Form 10-K for the period ending December 31, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such annual report on Form 10-K for the period ending December 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 15, 2009

/s/  John Golomazos

      John Golomazos

      Chief Financial Officer